UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 16, 2006



                         CLEAN WATER TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                     000-27629              23-2426437
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)



4030 Palos Verdes Drive N., Suite 104, Rolling Hills, CA          90274
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        (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (310) 265-8918


         2716 St. Andrews Boulevard, Suite 200, Tarpon Springs, FL 34688
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Item 2.01         COMPLETE DISPOSITION OF ASSETS

         Clean Water Technologies, Inc. (the "Registrant") was granted and owned an exclusive license to use and market certain technology developed by the University of South Florida known as a method for removing arsenic species from an aqueous liquid using modified zeolite material as disclosed in U.S. patent applications 60/036, 704 and 90/016, 126 by inventor Dr. Dagmar Bonnin (the "Arsenic Technology"), pursuant to that certain License Agreement between the Registrant and the University of South Florida Research Foundation, Inc. ("USF"), dated January 1, 1999 (the "License Agreement").

            The Registrant  sublicensed the Arsenic Technology to GSA Resources,
Inc.  ("GSA")  pursuant  to  that  certain  Sublicense   Agreement  between  the
Registrant and GSA, dated as of October 12, 1999 (the "Sublicense Agreement").

         The License Agreement and the Sublicense Agreement (the "License Agreements") are substantially all of the assets of the Company.

         On March 16, 2006, the Registrant entered into an assignment agreement with Water Technologies, Partners, LLC ("WTP") whereby the Registrant agreed to assign the License Agreement to WTP (the "License Assignment Agreement", attached hereto as Exhibit 10.1).

         On March 16, 2006, the Registrant also entered into an assignment agreement with WTP whereby the Registrant agreed to assign the Sublicense Agreement to WTP (the "Sublicense Assignment Agreement", attached hereto as
Exhibit 10.2)

         The assignment of the Agreements resulted in the complete disposition of substantially all of the assets of the Registrant. The beneficial owners of WTP are Howard A. Scala and Laurie C. Scala, the former directors and former majority shareholders of the Registrant. In exchange for the assignment of the License Agreements, WTP assumed all of the liabilities of the Registrant under and pursuant to the License Agreements.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits

       10.1              License Assignment Agreement

       10.2              Sublicense Assignment Agreement

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 22, 2006


                                 CLEAN WATER TECHNOLOGIES, INC.



                                 By: /s/ SUZANNE LEWSADDER
                                     ---------------------
                                     Name: Suzanne Lewsadder
                                    Title: Chief Executive Officer